EXHIBIT 10.37

EXECUTION VERSION

AMENDMENT

FIRST AMENDMENT dated as of March 31, 2016 (this “Amendment”) to the Superpriority Secured Debtor-in-Possession Credit Agreement dated as of January 26, 2016 (the “Credit Agreement”) among Verso Paper Finance Holdings LLC, a Delaware limited liability company and a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code (“Holdings”), Verso Paper Holdings LLC, a Delaware limited liability company and a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, (the “Borrower”), each of the subsidiaries of the Borrower party thereto, each a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, as Subsidiary Loan Parties, the Lenders party thereto from time to time and Citibank, N.A., as Administrative Agent for the Lenders.
RECITALS:
WHEREAS, the parties hereto desire to amend the Credit Agreement upon the terms and conditions set forth herein.
WHEREAS, the Lenders party hereto constitute the Required Lenders and such Lenders hereby notify the other parties hereto of their consent to this Amendment.
1.    Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended hereby (the “Amended Credit Agreement”).

2.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 5.04(a) is hereby amended by replacing the text “Within 90 days after the end of each fiscal year (commencing with the fiscal year ended December 31, 2015)” where it appears therein with the text “Within (x) 110 days after the end of the fiscal year ended December 31, 2015 and (y) within 90 days after the end of the fiscal year ended December 31, 2016, in each case,” in its place;

(b) Section 8.01(d)(i) is hereby amended by replacing the text “5.01(a), 5.04(i)” where it appears therein with the text “5.01(a), 5.04(a)(x), 5.04(i)” in its place; and

(c) Section 8.01(d)(ii) is hereby amended by replacing the text “5.04(a),” where it appears therein with the text “5.04(a)(y),” in its place.

3.    Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders, on and as of the Amendment Effective Date, that:

(a) The representations and warranties set forth in the Loan Documents are true and correct in all material respects (or in the case of representations and warranties with a “materiality” qualifier, true and correct in all respects) immediately prior to, and after giving effect to this Amendment, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or in the case of representations and warranties with a “materiality” qualifier, true and correct in all respects) as of such earlier date); and

(b) At the time of, and immediately after giving effect to, this Amendment, no Event of Default or Default shall have occurred and be continuing or would result therefrom.

4.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) that Holdings, the Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent an executed counterpart of this Amendment.
5.    Ratification. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed. Each Loan Party expressly confirms that, with effect from (and including) the Amendment Effective Date, the Collateral Documents shall apply and extend to the liabilities and obligations of each relevant Loan Party under the Credit Agreement (as amended by this Amendment) and the other Loan Documents.
6.     Miscellaneous. This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the other Secured Parties may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Unless the context indicates otherwise, on and after the Amendment Effective Date, whenever the Credit Agreement is referred to in the Credit Agreement, the other Loan Documents or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as amended by this Amendment. The Loan Parties agree that their obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment. This Amendment is hereby deemed to be a Loan Document for purposes of the Credit Agreement.
7.     Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Amendment by facsimile transmission (or other electronic transmission (e.g., a “pdf” or “tif”) pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original.
8.     Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VERSO PAPER FINANCE HOLDINGS LLC
VERSO PAPER HOLDINGS LLC

By:	/s/ Allen J. Campbell
Name:	Allen J. Campbell
Title:	Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

Citibank, N.A.

By:	/s/ Brendan Mackay
Name:	/s/ Brendan Mackay
Title:	Vice President and Director

[Signature Page to First Amendment to Credit Agreement]

BARCLAYS BANK PLC

By:	/s/ Vanessa Kurbatskly
Name:	/s/ Vanessa Kurbatskly
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ James Tregillies
Name:	/s/ James Tregillies
Title:	Vice President

By:	/s/ John Finore
Name:	/s/ John Finore
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Mike Henry
Name:	/s/ Mike Henry
Title:	Duly Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]